UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Annual Report

July 31, 2006

Fund Advisor:

Chicken Little Fund Group, Inc.

500 North Broadway

Suite 1450

Saint Louis, MO 63102

Toll Free (877) 621-9183

CHICKEN LITTLE GROWTH FUND

Management’s Discussion and Analysis

We are quite pleased to report that Chicken Little Growth Fund delivered a total return of 39.60% from September 1, 2005 (the Fund’s date of inception) through July 31, 2006 (the date of the Fund’s most recent fiscal year end)*. The Fund out-performed the Dow Jones Industrial Average and the S&P 500 Index by 30.59% and 33.35%, respectively, during the period. Our goal is to deliver robust annual returns, regardless of general market conditions. We successfully achieved our goal. There is no guarantee that we can be as successful next year. As always, past performance does not guarantee future results.

The ALPHA Strategy( is our investment methodology. In essence it means to us three things: Be Focused, Be Patient, and Be Right. Be Focused. In the beginning, we concentrated 50% of the Fund’s assets into three stocks – Apple Computer (25% of assets), Pixar Animations Studios (18% of assets) and Caterpillar (7% of assets). In January, Pixar announced that it would be acquired by Disney. We then sold Pixar and added Advanced Micro Devices as a replacement. Advanced Micro Devices began as a 2% of assets allocation on the Market Side of the portfolio. Because AMD performed very well, we promoted it to the ALPHA Side by increasing the allocation to 5% of assets. We also increased our allocation in Caterpillar to 15% of assets. We call our highly concentrated positions the ALPHA Side of our portfolio. The ALPHA Side of the portfolio is where we expect to achieve high growth regardless of what the market is doing. The Market Side of the portfolio is expected to deliver results comparable to the broader market. Be Patient. We believe that it takes time for a business to fully implement its strategy. We also believe that once the strategy is fully implemented, the business model driving that strategy could remain viable for many years, even decades. For example, Apple Computer entered the digital music business with the launch of the iPod MP3 player on October 1, 2001. It is now almost five years later. The digital music business generally and the iPod/iTunes franchise specifically still seem viable to us today. We think that another five years of success is a reasonable possibility. We are proud to be long-term investors in our ALPHA stocks, Apple Computer, Caterpillar and Advanced Micro Devices. Be Right. We are comfortable being highly focused long-term investors because we believe we are well informed. We read everything that we can find published in Fortune, Forbes, Business Week, Black Enterprise, The Wall Street Journal or the St. Louis Post Dispatch. These are our primary sources of ideas. This is also how we seek to validate our thesis about an investment. We also track the opinions of the Wall Street analysts. We read the reports of those analysts who are both consistently correct in their analysis and also long-term investors.

Why did we outperform our benchmark? We succeeded because we are non-diversified. Because 50% of the portfolio was in three stocks for most of the past year, these stocks became “the market” to the shareholders of Chicken Little Growth Fund. We redefined what "the market" means for our shareholders. As these three stocks go, so goes our portfolio. This is deliberate. We want the operating performance of the companies in which we have chosen to invest to give our Fund direction. "The market" last year for Chicken Little Growth Fund was Apple Computer, Pixar, and Caterpillar. These companies had tremendous operating performance. This led to largely positive increases in their stock prices over the period. Our creed is that stock prices are made by earnings growth and public expectations. We rely more on earnings growth since earnings are easier for us to predict than public expectations but public expectations, or "buzz" as we call it, matters as well. The ALPHA Strategy( is designed to work by using both to our advantage. It is important to note that by investing a greater percentage of the Fund’s assets in a particular stock or stocks a change in the value of a single Alpha stock will have a greater effect on the Fund than for a diversified fund. As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

*The performance quoted is for the entire period of September 1, 2005 through July 31, 2006.   The fund performance period consisted of gains in the first four months with generally declining values in the period since January.   Shareholders who purchased after January, 2006 would have realized different performance results and their investment will likely be worth less then their initial investment.  As the accompanying Financial Statements show, the Fund had a net loss from operations (income less expenses and realized losses plus unrealized gain) for the period September 1, 2005 through July 31, 2006 of $3,716.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be higher or lower than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling shareholder service at 1-800-621-9183.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and Dow Jones Industrial Average are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. Individuals cannot invest directly in these Indices; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

*** Not Annualized.

The chart above assumes an initial investment of $10,000 made on September 1, 2005 (commencement of Fund operations) and held through July 31, 2006 (the date of the Fund’s most recent fiscal year end). The chart also assumes reinvestment of all dividends and distributions on the reinvestment dates during the period. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

Fund Holdings – (Unaudited)

1As a percentage of net assets.

The Fund’s portfolio generally will be equally weighted among “Alpha” and “Market” stocks. The Alpha side of the portfolio generally will consist of up to five stocks that the advisor believes will generate above average returns across most market conditions. The Market side of the Fund’s portfolio generally will consist of up to 22 stocks of a broader range of companies; with no one stock representing more than 3% of the Fund’s total assets at the time of purchase.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available at the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses – (Unaudited)

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs (such as short-term redemption fees); and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2006 through July 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the redemption fee imposed on short-term redemptions. The second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the short-term redemption fee imposed by the Fund would increase your expenses.

Chicken Little Growth Fund	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid During the Period February 1, 2006 - July 31, 2006*
Actual*	$1,000.00	$904.73	$14.19
Hypothetical **	$1,000.00	$1,009.89	$14.97

*Expenses are equal to the Fund’s annualized expense ratio of 3.00%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Chicken Little Growth Fund
Schedule of Investments
July 31, 2006

Common Stocks - 96.50%	Shares	Value

Apparel & Other Finished Products of Fabrics & Similar Materials - 2.61%
Under Armour, Inc. (a)	358	$ 14,374

Biological Products - 2.15%
Biogen Idec, Inc. (a)	281	11,836

Construction Machinery & Equipment - 16.72%
Caterpillar, Inc.	1,300	92,131

Electronic & Other Electrical Equipment - 2.26%
Emerson Electric Co.	158	12,469

Electronic Computers - 34.53%
Apple Computer, Inc. (a)	2,800	190,288

Fats & Oils - 3.59%
Archer Daniels Midland Co.	450	19,800

Miscellaneous Manufacturing Industries - 2.48%
International Game Technology	353	13,647

Petroleum Refining - 9.54%
Chevron Corp.	210	13,814
ConocoPhillips	196	13,454
ExxonMobil Corp.	207	14,022
Petroleo Brasileiro SA Petrobras (b)	123	11,301
		52,591

Retail - Eating & Drinking Places - 4.29%
Panera Bread Co. (a)	197	10,305
Starbucks Corp. (a)	390	13,361
		23,666

Retail - Hobby, Toy & Game Shops - 1.68%
Build-A-Bear Workshop, Inc. (a)	440	9,275

Search, Detection, Navigation, Guidance, Aeronautical Systems - 1.65%
LaBarge, Inc. (a)	815	9,087

Security Brokers, Dealers & Floatation Companies - 6.83%
Goldman Sachs Group, Inc.	92	14,053
Merrill Lynch & Co., Inc.	172	12,525
Stifel Financial Corp. (a)	333	11,056
		37,634

Semiconductors & Related Devices - 3.90%
Advanced Micro Devices, Inc. (a)	1,108	21,484

Services - Computer Programming Services - 2.58%
Infosys Technologies Ltd. (b)	346	14,217

Services - Video Tape Rental - 1.69%
Netflix, Inc. (a)	451	9,331

TOTAL COMMON STOCKS (Cost $526,411)		531,830
See accompanying notes which are an integral part of the financial statement.

Chicken Little Growth Fund
Schedule of Investments - Continued
July 31, 2006
	Shares	Value
Money Market Securities - 2.15%
Huntington Money Market Fund, 3.50% (c)	11,853	$ 11,853

TOTAL MONEY MARKET SECURITIES (Cost $11,853)		11,853

TOTAL INVESTMENTS (Cost $538,264) - 98.65%		$ 543,683

Other assets less liabilities - 1.35%		7,445

TOTAL NET ASSETS - 100.00%		$ 551,128

(a) Non-income producing.
(b) American Depositary Receipts.
(c) Variable rate security; the money market rate shown represents the rate at July 31, 2006.

See accompanying notes which are an integral part of the financial statement.

Chicken Little Growth Fund
Statement of Assets and Liabilities
July 31, 2006

Assets
Investments in securities, at market value (cost $538,264)	$ 543,683
Interest receivable	16
Dividends receivable	493
Prepaid expenses	9,302
Receivable due from Advisor	27,852
Total assets	581,346

Liabilities
Payable for fund shares redeemed	2,328
Payable to Administrator, Fund Accountant, and Transfer Agent	10,613
Payable to Trustees and Officers	769
Other accrued expenses	16,508
Total liabilities	30,218

Net Assets	$ 551,128

Net Assets consist of:
Paid in capital	$ 546,573
Accumulated net realized (loss) on investment transactions	(864)
Net unrealized appreciation on investments	5,419

Net Assets	$ 551,128

Shares outstanding (unlimited number of shares authorized)	39,474

Net asset value and offering price per share	$ 13.96
Redemption price per share* ($13.96*99%)	$ 13.82
* The Fund charges a 1% redemption fee on shares redeemed within 60 calendar days of purchase.
Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of the financial statements.

Chicken Little Growth Fund
Statement of Operations
For the period September 1, 2005 (a) through July 31, 2006

Investment Income
Dividend income (Net of foreign withholding taxes of $18)	$ 2,822
Interest income	959
Total Investment Income	3,781

Expenses
Investment advisor fee (b)	10,010
Administration expenses	28,015
Registration expenses	23,124
Transfer agent expenses	16,079
Legal expenses	15,502
Fund accounting expenses	13,750
Auditing expenses	13,402
Custodian expenses	6,388
Officer expenses	4,089
Trustee expenses	3,752
Pricing expenses	2,783
Insurance expense	2,546
Miscellaneous expenses	662
Printing expenses	366
24f-2 expenses	60
Total Expenses	140,528
Less: Waiver and Reimbursement by Advisor (b)	(128,476)
Net operating expenses	12,052
Net Investment (Loss)	(8,271)

Realized & Unrealized Gain (Loss)
Net realized (loss) on investment securities	(864)
Change in unrealized appreciation (depreciation) on investment securities	5,419
Net realized and unrealized gain on investment securities	4,555
Net decrease in net assets resulting from operations	$ (3,716)

(a) The date the Fund commenced operations.
(b) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of the financial statements.

Chicken Little Growth Fund
Statement of Changes In Net Assets

	Period Ended
Increase (Decrease) in Net Assets from:	July 31, 2006	(a)
Operations:
Net investment (loss)	$ (8,271)
Net realized (loss) on investment securities	(864)
Change in unrealized appreciation (depreciation) on investments	5,419
Net decrease in net assets resulting from operations	(3,716)

Capital Share Transactions:
Proceeds from Fund shares sold	914,245
Amount paid for Fund shares repurchased	(360,723)
Amount received from redemption fees	1,322
Net increase in net assets resulting
from capital share transactions	554,844

Total Increase in Net Assets	551,128

Net Assets
Beginning of period	-

End of period	$ 551,128

Accumulated undistributed net investment income
included in net assets at end of period	$ -

Capital Share Transactions
Shares sold	63,580
Shares repurchased	(24,106)

Net increase from capital share transactions	39,474

(a) For the period September 1, 2005 (the date the Fund commenced operations) through July 31, 2006.
*See accompanying notes which are an integral part of the financial statements.

Chicken Little Growth Fund
Financial Highlights
(For a share outstanding during the period)

	Period Ended
	July 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00
Income from investment operations:
Net investment (loss)	(0.24)
Net realized and unrealized gain	4.17	(b)
Total from investment operations	3.93

Paid in capital from redemption fees	0.03

Net asset value, end of period	$ 13.96

Total Return (c)	39.60%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 551
Ratio of expenses to average net assets	3.00%	(e)
Ratio of expenses to average net assets
before reimbursement	35.02%	(e)
Ratio of net investment income (loss) to
average net assets	(2.06)%	(e)
Ratio of net investment income (loss) to
average net assets before reimbursement	(34.08)%	(e)
Portfolio turnover rate	64.02%

(a)	For the period September 1, 2005 (the date the Fund commenced operations) through July 31, 2006.
(b)

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share in the period. It does not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuation in share transactions in the period.

(c)	Total return in the above table represents the rate that the investor would have earned of lost on an investment in the Fund, assuming reinvestment of dividends.
(d)	Not annualized.
(e)	Annualized.

*See accompanying notes which are an integral part of the financial statements.

Chicken Little Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 1. ORGANIZATION

Chicken Little Growth Fund (the “Fund”) was organized as a non-diversified series of the Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of each separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on September 1, 2005. The investment advisor to the Fund is Chicken Little Fund Group, Inc. (the “Advisor”). The Fund’s investment objective is to seek long-term capital appreciation.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Board.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for

Chicken Little Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - The Fund typically distributes substantially all of its net investment income in the form of dividends and taxable capital gains to its shareholders at least annually. These distributions, which are recorded on the ex-dividend date, are automatically reinvested in the Fund unless shareholders request cash distributions on their application or through a written request. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are primarily caused by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the period September 1, 2005 (commencement of operations) through July 31, 2006, net investment loss of $8,271 was reclassified to paid-in-capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreement (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 2.50% of the Fund’s average net assets. For the period September 1, 2005 (commencement of operations) through July 31, 2006, the Advisor earned fees of $10,010 from the Fund before the waiver and reimbursement described below.

The Advisor has contractually agreed through the end of the Fund’s second fiscal year to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees (of which there none in the period ended July 31, 2006), borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 3.00% of the Fund’s average daily net assets. For the period September 1, 2005 (commencement of operations) through July 31, 2006, the Advisor waived fees and/or reimbursed expenses of $128,476. Any waiver or reimbursement by the Advisor is subject to repayment by the Fund in the three fiscal years following the fiscal year in which the expenses occur provided that the Fund is able to make such repayment without exceeding the 3.00% expense limitation. As of July 31, 2006, the amounts available to be potentially recouped by the Advisor are listed in the table below:

As of July 31, 2006, the Fund was owed $27,852 by the Advisor.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period September 1, 2005 (commencement of operations) through July 31, 2006, Unified earned fees of $28,015 for administrative services provided to the Fund.

Chicken Little Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

The Trust also retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the period September 1, 2005 (commencement of operations) through July 31, 2006, Unified earned fees of $10,330 from the Fund for transfer agent services and $5,749 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period September 1, 2005 (commencement of operations) through July 31, 2006, Unified earned fees of $13,750 from the Fund for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made to Unified Financial Securities, Inc. by the Fund for the period September 1, 2005 (commencement of operations) through July 31, 2006. Unified and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period ended July 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

As of July 31, 2006, the net unrealized appreciation of investments for tax purposes was as follows:

At July 31, 2006, the aggregate cost of securities for federal income tax purposes was $542,646.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Chicken Little Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2006, Charles Schwab, for the benefit of its customers, was the record owner of 45.57% of the outstanding shares of the Fund.

NOTE 7. DISTRIBUTIONS

For the period September 1, 2005 (commencement of operations) through July 31, 2006, there were no distributions by the Fund.

As of July 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of July 31, 2006, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales in the amount of $4,382.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

Chicken Little Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Chicken Little Growth Fund (the “Fund”), a series of the Unified Series Trust, as of July 31, 2006, and the related statement of operations, changes in net assets, and financial highlights for the period September 1, 2005 (commencement of operations) through July 31, 2006. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Chicken Little Growth Fund as of July 31, 2006 and the results of its operations, changes in net assets, and financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

September 15, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005. Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terry Gallagher, JD. CPA (1958)**** Vice President, July 2006 to present Interim CFO and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc. the Trust's administrator since November, 2004; Chief Compliance Officer, Unified Financial Securities, Inc., the Trust’s Distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December, 1998 through October, 2004.  Senior Vice President, Chief Financial Officer and Treasurer, AAL Capital Management and The AAL Mutual Funds, from February, 1987 through November, 1998.

Freddie Jacobs, Jr., CPA (1970)***** Chief Financial Officer and Treasurer, July 2005 to August 2006

Vice President of Unified Fund Services, Inc., the Trust’s administrator, December 2003 to August 2006; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975) Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust is not part of a Fund Complex. The Trust currently consists of 32 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust.

*****Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Jacobs.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 621-9183 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 621-9183 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terry Gallagher, Vice-President and Interim Chief Financial Officer and Treasurer

Heather Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Chicken Little Fund Group, Inc.

500 N Broadway, Suite 1450

St. Louis, MO 63102

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Annual Report

July 31, 2006

Fund Advisor:

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

(800) 924-3863

Summary of Annual Period August 1, 2005 through July 31, 2006

Dear Shareholder:

The Polynous Growth Fund’s latest fiscal year took place in a quite volatile stock market environment that belied the overall stability and growth of the U.S. economy. Although the Fund’s investment return was slightly positive over that period of time, the Fund’s performance was less than the performance of prominent market indexes. The Fund’s performance will receive additional comments in the Management Discussion & Analysis portion of this report. In general, however, the Fund’s fundamentally based investment approach seems to give the Fund’s manager more confidence in the Fund’s investment positions than is apparently possessed currently by many other investment managers. Given the current overall stock market volatility, other investment managers appear to be continually reacting to short-term events and random economic statistics.

As suggested above, my view of the U.S. economy currently is that it is relatively stable and producing attractive growth. Along with the attractive overall economic growth are continually growing corporate profits and continuing productivity gains. Corporate profit margins in the U.S. are at an all-time high which while possibly of concern as being unsustainable is also an interesting indicator of the resourcefulness of corporate managers in continually finding ways to increase productivity and profits. Such productivity and profits are also in contrast to the apparent concerns of many investment managers in the current environment who I guess have concluded that such resourcefulness is not sustainable.

While my crystal ball is no more reliable than anyone else’s in forecasting future economic activity, I would prefer to look at a broad picture of economic and financial markets data instead of a disjointed view of merely reacting to individual economic statistics as they are released. The main areas of concern right now are the contrasting forces of growth and inflation. Now that the Federal Reserve Board has increased interest rates 17 times and there are other potentially depressing factors on economic activity such as energy prices up approximately 50 percent in the last year, there are many concerns about the stability of our current economic growth. My own analytical framework is also always looking at factors that are of concern but my current conclusion is that quarterly real GDP growth of three to four percent after such interest rate and energy cost increases is an interesting indicator of the strength and resiliency of the U.S. economy.

Another area of concern about economic growth is the stability of the home building sector. As many know, home price increases over the last five years had created a very robust market for new home construction as both real home buyers and probably some speculators aggressively participated in buying newly constructed homes. Lately, however, interest rate increases and concerns about overall economic growth have slammed on the brakes relative to demand for newly constructed housing. In some areas of the U.S., residential building activity has already dropped 40 percent from levels seen merely six months earlier. Such a precipitous drop does sound quite alarming but when viewed from the perspective that residential home construction accounts for only six percent of U.S. GDP, an overall drop of 40 percent in such activity would still result in GDP having a pretty reasonably level of overall growth of around two percent.

The other main concern in the current environment is the potential threat of rising inflation and additional interest rate increases by the Federal Reserve in attempting to limit inflation. Ironically, however, even though economic growth is another main concern, there are some economic statistics that end up being perceived negatively when they confirm the strength of current growth as such growth is then assumed to heighten the threat of inflation. In some weeks with multiple releases of various economic statistics there have even been conflicting reactions when a statistic on one day might suggest that growth is stronger than expected and the stock market will decline as there are then inflation worries but a statistic on another day might suggest that growth is now weaker than expected and the stock market will also decline even though I guess that statistic might have been a positive indicator about future inflationary trends.

As for my concerns about inflation, they are relatively low. In an environment where the increases in energy costs have increased inflation by close to two percent in the last year, an overall inflation rate of just above three percent seems pretty low – and controlled effectively by the Federal Reserve. Balancing general concerns about inflation are some broader trends that I believe effectively mitigate historical inflationary patterns. Robust economic activity from emerging economies with much lower costs such as China and India are in my opinion a systematic depressant on overall cost increases from the lower costs of imported goods and services. Ever increasing productivity gains in the U.S. economy also tends toward price increases being lower than historical patterns where it can now be a virtue to gain market share with more competitive pricing enabled by astutely finding new ways to boost productivity. In any case, potential inflation threats are being continually monitored in the analytical work that supports the Fund’s investment activities, but, as you can probably tell from the preceding comments, my level of concern about inflation is apparently much lower than the concerns of many other investors.

As for other factors in the framework supporting the Fund’s investment activities, there are other positives that I believe are underemphasized. The first is that interest rates – even after almost three years of Federal Reserve interest rate increases – are still very low relative to historical norms for interest rates and to typical levels of investment returns in the United States. One irony in the current environment is that while stock market investors are wringing their hands about the future, private equity investors are taking advantage of such concerns and the resulting attractive stock prices to purchase entire companies with a combination of equity capital from their firm’s private equity funds and attractively priced debt enabled by relatively low interest rates. Another positive factor that receives very little attention is that the U.S. is a very wealthy country overall and even with often expressed concerns about government budget deficits and trade deficits with the rest of the world, the collective net worth of the U.S. population continues to increase to record levels.

Outside the U.S., there are also more positive economic trends than have been seen in the recent past. Japan is actually experiencing expanding growth currently and overall economic sentiment in Japan is better than at any time in the last ten years. European growth has accelerated to a certain extent and although not impressive relative to typical U.S. growth statistics, growth in Europe of one to two percent is significantly better than recent growth of flat to one percent. The earlier mentioned growth in China and India is also of significance to overall world economic growth both in providing lower cost goods and services to the rest of the world and in raising economic growth elsewhere. China, India, and other developing economies expand their productive capabilities by importing sophisticated capital goods from developed economies and as such countries import raw materials from many other developing economies there are then further increases in such countries own economic development.

If the comments above seem overly positive relative to many other issues facing the world today, including geopolitical issues, I do at least believe that my point of view is based on continually reviewing relevant data and monitoring an overall framework for such data. I will frankly admit that I apparently do not understand what appears to be other approaches to investing currently which is to merely react to each individual data point as they are released and without having a broader perspective for interpreting such data. Although only time will tell if my approach is effective, it has resulted in the Fund being pretty much fully invested currently in an environment where it seems that a lot of other investors are troubled by their concerns.

Such a fully invested position is also in contrast to the fund being very conservatively invested through the early part of 2006 when in my opinion the market was a lot more speculative in terms of the aggressive upward price moves of many stocks. The current fully invested position is based on finding attractive opportunities in the unwinding of the earlier in the year speculative activity but I will admit that it is always difficult to pick the bottom when attempting to invest in what I believe are attractively priced stocks. Over the intermediate term, however, picking an exact bottom becomes less important as a typical market upturn after a market bottom usually lasts for 12 to 18 months. And so, in conclusion, if our currently positive outlook is an accurate assessment of the current economic environment, a possible 12 to 18 month market expansion looks attractive relative to the last four to six months of uncertainty.

Kevin L. Wenck, CFA

Portfolio Manager

President, Polynous Capital Management

Management Discussion & Analysis

As shown in the table below, the Fund produced a gross investment return of 0.98 percent over the annual period ending July 31, 2006 (and a sales-load adjusted return of -3.59 percent over that period if a sales load had been paid at the start of the period). As also shown in the table, the Fund’s performance was below the performance of the two major stock market indexes listed in the table. The Fund’s performance was a combination of relatively attractive performance for the first nine months of the annual period and, frankly, pretty poor performance for the final three months of the annual period. The Fund’s fundamentally oriented research process and valuation oriented portfolio management process results in the Fund often being an early investor during periods of market uncertainty when other investors are inclined to be selling stocks. In the current environment, however, one more prominent factor that is apparently present is the presence of very large pools of speculative investment capital in the form of hedge funds of which many have defined their investment approaches as using very active trading strategies that aggressively sell any stocks that appear to be losing momentum in the stock market. Unfortunately, our valuation oriented portfolio management process often begins to conclude that such stocks have attractive valuations and are purchased for the Fund whereas valuations are irrelevant to more speculatively oriented “momentum” based investors. In the short-term, such behavior on the part of other investors can exacerbate downward volatility of individual stocks. If our fundamental research conclusions are correct about such companies, however, then over a longer-term period of time the results of short-term speculative stock market activity should be much less of a factor in affecting the stock prices of companies in the Fund’s portfolio.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the S&P 500 Index and the Russell 2000 Index on August 12, 1996 (inception of the Fund) and held through July 31, 2006. The S&P 500 Index and the Russell 2000 Index are widely recognized unmanaged indices of common stock prices and are representative of a broader market and range of securities than is found in the Polynous Growth Fund portfolio. The Indices’ returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the indices plus the reinvestment of dividends. The performance of the Fund is computed on a total return basis, which includes reinvestment of all dividends. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS.

The views expressed are those of the author. Views expressed are subject to change based on market and other conditions. This report contains forward-looking statements, and actual results may differ materially from those projected in such statements.

For a prospectus and more information, including charges and expenses, call toll free 1-800-528-8069. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Polynous Securities, LLC.

One Pine Street, Suite 2208

San Francisco, CA 94111

Member NASD, SIPC

FUND HOLDINGS – (unaudited)

1As a percent of net assets

2Market capitalizations from $50 million - $1 billion

3Market capitalizations from $1 billion - $10 billion

4U.S. companies with market capitalizations below $50 million or above $10 billion.

The investment objective of the Polynous Growth Fund is long-term capital appreciation. The Fund primarily invests in the equity securities of U.S. companies with total market capitalization at the time of purchase of between $50 million and $10 billion and which are typically described as small-capitalization and mid-capitalization companies. Within this market capitalization range, the Fund focuses on companies that are typically considered “growth” companies and that the Fund’s advisor expects to have annual revenue growth rates between 15% and 30%. The Fund occasionally may invest in securities of companies with capitalizations smaller than $50 million or larger than $10 billion if doing so contributes to the Fund’s investment objective.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses - (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (loads); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2006 to July 31, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments and contingent deferred sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Polynous Growth Fund	Beginning Account Value February 1, 2006	Ending Account Value July 31, 2006	Expenses Paid during the Period February 1, 2006 - July 31, 2006 *
Actual	$1,000.00	$901.82	$9.20
Hypothetical (5% return before expenses)	$1,000.00	$1,015.12	$9.75

* Expenses are equal to the Fund’s annualized expense ratio of 1.95%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the partial year period).

Polynous Growth Fund
Schedule of Investments
July 31, 2006

Common Stocks - 98.35%	Shares	Value

Crude Petroleum & Natural Gas - 7.83%
Cimarex Energy Co.	5,900	$ 240,897
Encore Acquisition Co. (a)	11,700	356,382
Newfield Exploration Co. (a)	6,000	278,280
		875,559

Drawing & Insulating of Nonferrous Wire - 1.36%
Optical Cable Corp. (a)	38,940	151,866

Drilling Oil & Gas Wells - 2.48%
Patterson UTI Energy, Inc.	9,800	277,536

Electromedical & Electrotherapeutic - 1.51%
Criticare Systems, Inc. (a)	52,800	168,960

Electronic Computers - 1.13%
Xata Corp. (a)	25,402	127,010

Fire, Marine, Casualty Insurance - 1.63%
Direct General Corp.	11,000	182,490

Hospital & Medical Service Plans - 2.47%
Centene Corp. (a)	17,000	276,250

Household Furniture - 2.79%
Tempur-Pedic International, Inc. (a)	21,500	311,750

Industrial & Commercial Fans, Blowers, and Air Purifying Equipment - 1.76%
Met Pro Corp.	15,200	196,384

In Vitro & In Vitro Diagnostic Substances - 0.01%
Gene Logic, Inc. (a)	966	1,188

Life Insurance - 2.56%
FPIC Insurance Group, Inc. (a)	7,400	286,010

Motor Vehicle Parts & Accessories - 1.66%
Commercial Vehicle Group, Inc. (a)	10,329	186,025

National Commercial Banks - 2.52%
Sky Financial Group, Inc.	11,500	282,095

Oil & Gas Field Service - 2.66%
RPC, Inc.	13,000	299,000

Perfumes, Cosmetics, & Other Toilet Preparations - 2.55%
Parlux Fragrances, Inc. (a)	30,900	285,516

Pharmaceutical Preparations - 3.45%
InterPharm Holdings, Inc. (a)	171,000	218,880
OrthoLogic Corp. (a)	110,000	167,200
		386,080

*See accompanying notes which are an integral part of the financial statements.

Polynous Growth Fund
Schedule of Investments - continued
July 31, 2006

Common Stocks - 98.35% - continued	Shares	Value

Plastic Products - 2.27%
Core Molding Technologies, Inc. (a)	43,100	$ 253,859

Radio and TV Broadcasting - 7.12%
Ceragon Networks, Ltd. (a)	34,400	159,960
Radyne Corp. (a)	23,600	263,848
SafeNet, Inc. (a)	12,500	213,000
SpectraLink Corp.	20,000	159,400
		796,208

Railroad Equipment - 1.83%
Portec Rail Products, Inc.	17,000	205,190

Retail - Apparel & Accessory Stores - 8.09%
Aeropostale, Inc. (a)	11,100	307,581
Jos A Bank Clothiers, Inc. (a)	13,800	347,484
Pacific Sunwear of California, Inc. (a)	15,000	250,200
		905,265

Savings Institutions, Not Federally Chartered - 0.59%
Sterling Financial Corp.	2,050	65,539

Semiconductors & Related Devices - 8.84%
Conexant Systems, Inc. (a)	146,000	261,340
Micrel, Inc. (a)	26,100	278,748
Vitesse Semiconductor Corp. (a)	170,000	159,800
Zoran Corp. (a)	18,000	288,900
		988,788

Services - Advertising - 1.59%
HouseValues, Inc. (a)	33,500	178,220

Services - Business Services - 2.13%
Digitas, Inc. (a)	28,900	238,425

Services - Computer Integrated Systems Design - 4.55%
Sapient Corp. (a)	55,500	266,400
Sonus Networks, Inc. (a)	54,100	242,368
		508,768

Services - Computer Processing & Data Preparation - 2.56%
Health Grades, Inc. (a)	67,400	286,450

Services - Computer Programming Services - 4.51%
Kanbay International, Inc. (a)	15,504	224,808
Ness Technologies, Inc. (a)	25,300	279,312
		504,120

Services - Help Supply Services - 2.26%
Labor Ready, Inc. (a)	15,500	252,805

*See accompanying notes which are an integral part of the financial statements.

Polynous Growth Fund
Schedule of Investments - continued
July 31, 2006

Common Stocks - 98.35% - continued	Shares	Value

Sporting & Athletic Goods - 2.48%
Aldila, Inc.	18,000	$ 277,380

State Commercial Banks - 4.93%
Colonial Bancgroup, Inc.	11,300	287,020
Dearborn Financial, Inc. (a)	11,529	264,129
		551,149

Telephone & Telegraph Apparatus - 1.84%
ADC Telecommunications, Inc. (a)	16,800	205,464

Trucking - 2.17%
Heartland Express, Inc.	16,100	242,305

Wholesale - Drugs, Proprietaries & Druggists' Sundries - 2.22%
Allion Healthcare, Inc. (a)	32,000	248,000

TOTAL COMMON STOCKS (Cost $11,890,143)		11,001,654

Warrants - 0.05%
Tengasco, exercise price @ $0.45, expires 09/12/08 (a) (b)	15,073	5,979

TOTAL WARRANTS (Cost $0)		5,979

Money Market Securities - 0.80%
Huntington Money Market Fund - Investment Shares, 4.44% (c)	89,093	89,093

TOTAL MONEY MARKET SECURITIES (Cost $89,093)		89,093

TOTAL INVESTMENTS (Cost $11,979,236) - 99.20%		$ 11,096,726

Other assets less liabilities - 0.80%		89,168

TOTAL NET ASSETS - 100.00%		$ 11,185,894
(a)	Non-income producing.
(b)	As of July 31, 2006, this security is currently valued according to fair value procedures approved by the Trust.
(c)	Variable rate security; the money market rate shown represents the rate at July 31, 2006.
*See accompanying notes which are an integral part of the financial statements.
Polynous Growth Fund
Statement of Assets and Liabilities
July 31, 2006

Assets
Investments in securities, at market value (cost $11,979,236)	$ 11,096,726
Receivable for investments sold	435,426
Receivable for fund shares sold	477
Dividends receivable	1,921
Prepaid expenses	1,221
Interest receivable	385
Total assets	11,536,156

Liabilities
Payable for investments purchased	315,009
Payable to Admininstrator, Transfer Agent and Fund Accountant	11,958
Payable to Advisor	460
Accrued 12b-1 fees	2,350
Payable to trustees and officers	844
Other accrued expenses	19,641
Total liabilities	350,262

Net Assets	$ 11,185,894

Net Assets consist of:
Paid in capital	$ 14,842,778
Accumulated net realized (loss) on investments	(2,774,374)
Net unrealized depreciation on investments	(882,510)

Net Assets	$ 11,185,894

Shares outstanding (unlimited number of shares authorized)	834,419

Net asset value per share	$ 13.41

Maximum offering price per share ($13.41 / 0.955) (a)	$ 14.04

Redemption price per share ($13.41 x 0.99) (b)	$ 13.28

(a) A maximum sales charge of up to 4.50% will be imposed on purchases less than $500,000.
(b) See Note 8 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of the financial statements.

Polynous Growth Fund
Statement of Operations
For the Fiscal Year Ended July 31, 2006

Investment Income
Dividend income	$ 36,883
Interest income	97,008
Total Income	133,891

Expenses
Investment advisor fee (a)	110,432
Administration expenses	30,500
12b-1 fee	27,659
Transfer agent expenses	26,026
Fund accounting expenses	19,500
Legal expenses	17,985
Custodian expenses	17,055
Auditing expenses	15,161
Trustee expense	5,033
Officer Expense	5,016
Pricing expenses	3,958
Insurance expenses	3,492
Printing expenses	2,606
Registration expenses	948
Miscellaneous expenses	792
24f-2 fee	176
Total Expenses	286,339
Waived fees (a)	(72,485)
Total operating expenses	213,854
Net Investment (Loss)	(79,963)

Realized & Unrealized Gain
Net realized gain on investment securities	1,363,149
Change in unrealized appreciation (depreciation)
on investment securities	(1,211,381)
Net realized and unrealized gain on investment securities	151,768
Net increase in net assets resulting from operations	$ 71,805

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of the financial statements.

Polynous Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets from:	July 31, 2006	July 31, 2005
Operations
Net investment (loss)	$ (79,963)	$ (102,656)
Net realized gain on investment securities	1,363,149	634,634
Change in unrealized appreciation (depreciation)	(1,211,381)	1,502,018
Net increase in net assets resulting from operations	71,805	2,033,996

Capital Share Transactions
Proceeds from shares sold	1,707,114	744,928
Amount paid for shares repurchased	(341,169)	(483,822)
Net increase in net assets resulting
from share transactions	1,365,945	261,106
Total Increase in Net Assets	1,437,750	2,295,102

Net Assets
Beginning of year	9,748,144	7,453,042

End of year	$ 11,185,894	$ 9,748,144

Accumulated undistributed net investment income included
in net assets at end of period	$ -	$ -

Capital Share Transactions
Shares sold	124,731	64,268
Shares repurchased	(24,312)	(42,697)

Net increase from capital share transactions	100,419	21,571

*See accompanying notes which are an integral part of the financial statements.

Polynous Growth Fund
Financial Highlights
For a share outstanding during the period

	Year ended		Year ended	Year ended	Year ended		Year ended
	July		July	July	July		July
	31, 2006		31, 2005	31, 2004	31, 2003		31, 2002

Selected Per Share Data
Net asset value, beginning of period	$ 13.28		$ 10.46	$ 10.26	$ 5.96		$ 10.13
Income from investment operations
Net investment (loss)	(0.10)		(0.15)	(0.14)	-	*	(0.15)	*
Net realized and unrealized gain (loss)	0.23		2.97	0.34	4.30		(4.02)
Total from investment operations	0.13		2.82	0.20	4.30		(4.17)

Paid in Capital from redemption fees	$ -		$ -	$ -	$ -		$ -

Net asset value, end of period	$ 13.41		$ 13.28	$ 10.46	$ 10.26		$ 5.96

Total Return (a)	0.98%		26.96%	1.95%	72.15%		-41.16%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 11,180		$ 9,749	$ 7,453	$ 8,237		$ 4,148
Ratio of expenses to average net assets	1.93%	(b)	1.90%	1.90%	1.90%		1.90%
Ratio of expenses to average net assets
before waiver & reimbursement	2.59%		2.93%	2.89%	3.44%		3.17%
Ratio of net investment income (loss) to
average net assets	(0.72)%		(1.27)%	(1.32)%	(0.05)%		(1.57)%
Ratio of net investment income (loss) to average
net assets before waiver & reimbursement	(1.38)%		(2.30)%	(2.31)%	(1.60)%		(2.83)%
Portfolio turnover rate	250.52%		275.53%	418.73%	194.90%		405.11%

(a)	Total return calculation does not reflect load.
(b)	Effective December 1, 2005 the Advisor agreed to waive fees to maintain Fund expenses at 1.95%. Prior to that date, the expense cap was 1.90%.
* Net investment income amounts were calculated using the average shares method.

*See accompanying notes which are an integral part of the financial statements.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 1. ORGANIZATION

The Polynous Growth Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Polynous Growth Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 23, 2005. On March 30, 2001, the Predecessor Fund acquired all of the assets and assumed all of the liabilities of the Polynous Growth Fund, a series of the Polynous Trust, in a tax-free reorganization. The Trust is an open-end management investment company established under the laws of Ohio by an agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (the “Board”) to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund commenced operations on August 12, 1996. The objective of the Fund is long term capital appreciation. The investment adviser to the Fund is Polynous Capital Management, Inc. (the “Advisor”).

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board.

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political development in a country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES - continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized using the effective interest method.

Dividends and Distributions - The Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis. Distributions to shareholders are recorded on the ex-dividend date. The Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Dividends to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended July 31, 2006, net investment loss of $79,963 for the Fund was reclassified to paid-in-capital.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% on net assets of $100 million and below; 0.75% on the next $150 million; 0.60% on the next $250 million; 0.50% on the next $500 million; and 0.40% on all net assets amounts above $1 billion. The Advisor earned fees of $110,432 from the Fund for the year fiscal ended July 31, 2006, excluding the waiver described below. The Advisor has contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to limit operating expenses to an annual rate of 1.95% excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, and extraordinary expenses through November 30, 2006. Prior to December 1, 2005, the Advisor had contractually agreed to waive some or all of its management fees and/or reimburse Fund expenses to limit operating expenses to an annual rate of 1.90% excluding brokerage costs, borrowing costs (such as interest and dividends on securities sold short), taxes, and extraordinary expenses. For the fiscal year ended July 31, 2006, the Advisor waived fees of $72,485. Any operating expenses of the Fund reimbursed by the Advisor or management fees waived are subject to recoupment in the first three fiscal years following the year in which reimbursement occurred, if the total expenses of the Fund for such years (after recoupment) do not exceed the expense limitation in place at the time of the waiver or reimbursement. As of July 31, 2006, the amounts available to be potentially recouped by the Advisor are listed in the table below:

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

Fees waived during Period ended July 31,	Amount Eligible to be Recouped	Subject to Recoupment until July 31,

2004	$71,112	2007
2005 2006	$83,191 $72,485	2008 2009

The Advisor has permanently waived the reimbursement of $84,944 in Fund expenses due to the expiration of the repayment period. The Fund retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended July 31, 2006, Unified earned fees of $30,500 from the Fund for administrative services provided to the Fund. The Fund also retains Unified to act as the Fund’s transfer agent and fund accountant. For the fiscal year ended July 31, 2006, Unified earned fees of $19,450 from the Fund for transfer agent services provided and received $6,576 in reimbursement for out-of-pocket expenses. For the year ended July 31, 2006, Unified earned fees of $19,500 from the Fund for fund accounting services provided. A Trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Polynous Securities, LLC (the “Distributor”), an affiliate of the Advisor, serves as principal underwriter for the Fund. For the fiscal year ended July 31, 2006, the distributor earned no fees from underwriting or broker commissions on the sale of shares of the Fund. Kevin L. Wenck may be deemed to be an affiliate of the Distributor. The Fund has adopted a distribution plan in accordance to Rule 12b-1 under the Investment Company Act of 1940 (the “12b-1 Plan”) under which the Fund will pay a fee at a rate of 0.25% per annum of the average daily net assets to reimburse the Distributor for expenses in distributing shares and promoting sales of the Fund. For the fiscal year ended July 31, 2006, the Fund accrued $27,659 and paid out $25,309 pursuant to the 12b-1 plan. As of July 31, 2006, the Fund owed the Distributor $2,350 for expenses incurred under the 12b-1 plan.

NOTE 4. INVESTMENTS

For the fiscal year ended July 31, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations were as follows:

At July 31, 2006, the net unrealized depreciation of investments for tax purposes was as follows:

At July 31, 2006, the aggregate cost of securities for federal income tax purposes was $11,985,929.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of July 31, 2006, Delaware Charter Guarantee & Trust, for the benefit of others, owned in aggregate 25.27% of the Fund, and thus may be deemed to control the Fund.

NOTE 7. FEDERAL INCOME TAXES

At July 31, 2006, the Fund had available for federal tax purposes an unused capital loss carryforward of $2,767,681, which is available for offset against future taxable net capital gains. This loss carryforward expires as follows:

To the extent this carryforward is used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

NOTE 8. CONTINGENT DEFERRED SALES CHARGE

There is no initial sales charge on purchase of shares of $500,000 or more; however, the dealer or other qualifying financial institutions receive a 1.00% fee from the Distributor and a contingent deferred sales charge (“CDSC”) of 1.00% is imposed on redemptions of such shares within 12 months of purchase, based on the lower of the shares’ cost or net asset value at the time of redemption. In addition, shares purchased by certain investors investing $500,000 or more and those that have made arrangements with the Distributor are not subject to any initial sales charge or CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge. No CDSC charge is imposed on the redemption of shares acquired through reinvestment of income dividends or capital gains distributions. The Distributor receives the entire amount of the CDSC to defray its expense in providing certain distribution-related services to the Fund, including payment of sales commissions to selling dealers or qualifying financial institutions, as described above.

The Polynous Growth Fund

Notes to the Financial Statements

July 31, 2006

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

There were no capital gain or income distributions for the fiscal years ended 2005 and 2006.

As of July 31, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of wash sales in the amount of $6,693.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

Polynous Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedules of investments, of the Polynous Growth Fund (the “Fund”), a series of the Unified Series Trust, as of July 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to July 31, 2004 were audited by another independent accounting firm who expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Polynous Growth Fund as of July 31, 2006, the results of its operations for the period then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

September 15, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005. Chairman of the Investment Committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terry Gallagher, JD. CPA (1958)**** Vice President, July 2006 to present Interim CFO and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc. the Trust's administrator since November, 2004; Chief Compliance Officer, Unified Financial Securities, Inc., the Trust’s Distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December, 1998 through October, 2004.  Senior Vice President, Chief Financial Officer and Treasurer, AAL Capital Management and The AAL Mutual Funds, from February, 1987 through November, 1998.

Freddie Jacobs, Jr., CPA (1970)***** Chief Financial Officer and Treasurer, July 2005 to August 2006

Vice President of Unified Fund Services, Inc., the Trust’s administrator, December 2003 to August 2006; Assistant Vice President of U.S. Bancorp Fund Services LLC from 2000 to December 2003, Trust Officer from 1998 to 2000; Chief Financial Officer and Treasurer of AmeriPrime Advisors Trust from July 2005 to September 2005; Secretary of AmeriPrime Funds and AmeriPrime Advisors Trust from September 2004 to June 2005; Secretary of CCMI Funds from September 2004 to March 2005; Principal Accounting Officer of Lindbergh Funds from February 2004 to February 2005.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather A. Barnes (1975) Secretary, July 2005 to present

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005.

* The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust is not part of a Fund Complex. The Trust currently consists of 32 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust.

*****Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of Mr. Jacobs.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (800) 924-3863 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request (1) by calling the Fund at (800) 924-3863 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terry Gallagher, Vice President and Interim Chief Financial Officer and Treasurer

Heather A. Barnes, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Polynous Capital Management, Inc.

One Pine Street, Suite 2208

San Francisco, CA 94111

DISTRIBUTOR

Polynous Securities, LLC

One Pine Street, Suite 2208

San Francisco, CA 94111

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, IN 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Polynous Securities, LLC

Member NASD/SIPC

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)      For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)       Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a) The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Chicken Little Growth Fund:	FY 2006	$11,500

Polynous Growth Fund:	FY 2006	$11,500
FY 2005	$10,541

(b)	Audit-Related Fees
Registrant

Chicken Little Growth Fund:	FY 2006	N/A

Polynous Growth Fund:	FY 2006	N/A
FY 2005	N/A

(c)	Tax Fees
Registrant

Chicken Little Growth Fund:	FY 2006	$900
Nature of the fees:	prepare tax returns

Polynous Growth Fund:	FY 2006	$900
FY 2005	$900
Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

Chicken Little Growth Fund:	FY 2006	$1,800

Polynous Growth Fund:	FY 2006	$1,800
FY 2005	N/A

(e) (1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005	N/A
FY 2006	$ 0

(h)      Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the registrant’s disclosure controls and procedures as of September 20, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)      There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period.

(b) Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Unified Series Trust

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.